Second-quarter Fiscal 2020 Earnings Investor Supplemental Materials August 6, 2020

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance, including 2020 guidance, and the potential demand for its products, the company's growth potential, its balance sheet and capitalization and access to capital, its technological advantages, the potential impacts of the COVID-19 pandemic on its business, operations and financial results, its strategic position and market trends. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological and strategic challenges, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, August 6, 2020, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

2Q FY20 Results

Second-quarter 2020: Key Financial Results Solid financial performance: . $0.6M improvement in Adjusted EBITDA1 year-over-year Total revenues of $18.6M; up 4% year-over-year: . Lightwave revenue of $12.9M; up 3% year-over-year . Luna Labs revenue of $5.6M; up 7% year-over-year Operating income improved to $1.8M, or 10% of total revenues, in Q2 2020 from $1.0M, or 6% of total revenues, in Q2 2019 due to increased revenue and gross profit as well as improved operating expense leverage Net income of $1.4M, or $0.04 per fully diluted share, for the three months ended June 30, 2020, compared to $0.8M, or $0.02 per fully diluted share, for the three months ended June 30, 2019 Adjusted EBITDA1 increased to $3.0M for the three months ended June 30, 2020, compared to $2.4M for the three months ended June 30, 2019 Reaffirmed 2020 outlook, tighten range to $81 to $83M in total revenues 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Second-quarter 2020 and Other Recent Accomplishments Reported solid second-quarter 2020 financial results in challenging COVID environment Held 6 customer-facing technology educational webinars: ~1,000 live attendees and more than 1,200 leads Hosted worldwide virtual sales meeting with 47 attendees Participated in virtual trade shows Continued to monitor employee feedback with a focus on safety and well-being Successful implementation of Employee Stock Purchase Plan with approximately 60% participation Held successful Virtual Annual Shareholder Meeting in May NASDAQ: LUNA Luna Innovations Incorporated© 2020

Strong Financial Results Revenue1 Adjusted EBITDA1, 2 (millions) (millions) FY20 Guidance FY20 Guidance $10.0 to $12.0 $81.0 - $83.0 $9.5 $70.5 $42.9 $3.1 $4.5 $33.1 $29.6 $35.7 $0.3 ($2.0) FY16 FY17 FY18 FY19 FY20 FY16 FY17 FY18 FY19 FY20 1 Based on management’s estimates of the impact from the divestiture of Optoelectronics. Includes the acquisitions of Micron Optics and General Photonics. 2Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2020

A Flexible Balance Sheet and Strong Cash Position Strong balance sheet on June 30, 2020: . $91.2M in total assets • $26.5M in cash and cash equivalents • $44.8M in working capital Access to $10M revolving credit facility, if needed Continued focus on working capital and reinvestment in business in order to generate long-term sustainable growth NASDAQ: LUNA Luna Innovations Incorporated© 2020

COVID-19 Business Update In mid-March, took immediate action to create a safer work environment; many actions remain in effect, new initiatives added: . Communicate openly and frequently with employees regarding benefits, resources, COVID-19 government information . Broad use of videoconferencing, including get-togethers and frequent CEO communication No staff reduction to date; none anticipated Continued focus on building sales pipeline and interacting with customers through frequent videoconferencing calls, virtual sales conference, tradeshows and Luna-hosted product education webinars Strong cash position; adequate access to capital Well positioned to take advantage of continued strong trends in 5G, lightweighting and infrastructure monitoring Continue to be as transparent as possible through pandemic and to keep stakeholders apprised, publicly, of significant operation and financial shifts NASDAQ: LUNA Luna Innovations Incorporated© 2020

2020 Financial Outlook Maintaining FY2020 outlook, tightening our range: . Total revenues of $81M to $83M . Adjusted EBITDA1 of $10M to $12M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Luna – Enabling the Future with Fiber Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy, and Automotive Positioned to take advantage of trends such as vehicle lightweighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview NASDAQ: LUNA Luna Innovations Incorporated© 2020

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 (Unaudited) (Unaudited) Reconciliation of EBITDA and Adjusted EBITDA Net income $ 1,369 $ 841 $ 253 $ 1,967 Loss from discontinued operations, net of income tax benefit of $464 - - 1,436 - Net income from continuing operations 1,369 841 1,689 1,967 Interest expense 1 - 1 13 Investment income (4) (77) (64) (268) Income tax expense/(benefit) 441 247 579 (1,618) Depreciation and amortization 684 653 1,363 1,166 EBITDA 2,490 1,664 3,568 1,260 Share-based compensation 465 378 967 721 Non-Recurring Charges (1) - 44 - 942 Amortization of Inventory Step-up - 310 - 412 - - - - Adjusted EBITDA $ 2,955 $ 2,396 $ 4,535 $ 3,335 (1) Non-recurring charges consist of transaction-related expenses related to the acquisition of General Photonics. NASDAQ: LUNA Luna Innovations Incorporated© 2020

Reconciliation of Net Income to Adjusted EBITDA: Full Year (1) Non-recurring charges include the following: 2017) CEO separation costs and other share-based compensation; 2018) Transaction-related expenses associated with the acquisition of Micron Optics, Inc.; 2019) Transaction related expenses and inventory step-up amortization relate to General Photonics acquisition and CFO transition expenses NASDAQ: LUNA Luna Innovations Incorporated© 2020

New Segment Quarterly Results (in thousands) Three Months Ended March 31, 2019 June 30, 2019 Sep 30, 2019 A Dec 31, 2019 March 31, 2020 June 30, 2020 Revenues: Lightwave $ 9,518 $ 12,523 $ 13,088 $ 13,988 $ 11,554 $ 12,933 Luna Labs 5,315 5,291 5,301 5,492 5,587 5,643 Total revenues 14,833 17,814 18,389 19,480 17,141 18,576 Cost of revenues: Lightwave 4,280 5,334 5,449 5,070 4,885 5,181 Luna Labs 3,785 3,728 3,665 4,022 3,892 3,878 Total cost of revenues 8,065 9,062 9,114 9,092 8,777 9,059 Gross Profit 6,768 8,752 9,275 10,388 8,364 9,517 Operating expense: Selling, general and administrative 6,207 6,003 5,745 6,416 6,377 6,202 Research, development and engineering 1,458 1,735 2,048 2,255 1,597 1,505 Total operating expense 7,665 7,738 7,793 8,671 7,974 7,707 Operating income $ (897) $ 1,014 $ 1,482 $ 1,717 $ 390 $ 1,810 A The Company revised its results for the three months ended September 30, 2019. The Company has concluded these adjustments are not material individually or in the aggregate. NASDAQ: LUNA Luna Innovations Incorporated© 2020